                                                            Exhibit 10.1.34


                                 AMENDMENT NO. 2
                                       TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

         This Amendment No. 2 to Amended and Restated Stockholders Agreement (the "AMENDMENT") is made as of March 31, 2000 by and among:

         (i) Advanced Telecommunications, Inc., a Delaware corporation (the "COMPANY");

         (ii) General Electric Capital Corporation ("GECC");

         (iii) FSC Corp.;

         (iv) the individual investors listed on SCHEDULE I hereto (the "INDIVIDUAL INVESTORS");

         (v) Stolberg Partners, L.P. and Stolberg, Meehan & Scano II, L.P. (the "STOLBERG INVESTORS"); and

         (vi) Bain Capital Fund VI, L.P. and the other Persons who are listed on the signature pages hereto as Bain Investors (the "BAIN INVESTORS").

                                    RECITALS

         A. As of the date hereof, GECC, FSC Corp., and the Individual Investors (collectively with GECC and FSC Corp., the "NEW STOCKHOLDERS") have purchased shares of the Company's Common Stock, par value $0.01 per share (the "COMMON STOCK") pursuant to a Common Stock Purchase Agreement dated as of the date hereof between the Company and the Purchasers (as defined therein).

         B. The Company, the New Stockholders, the Stolberg Investors and the Bain Investors desire to amend that certain Amended and Restated Stockholders Agreement dated as of September 30, 1999, as amended and in effect on the date hereof (the "AGREEMENT") to include the New Stockholders as parties thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

                                    AGREEMENT

         Therefore, the parties hereto hereby agree as follows:

         1. GECC shall become a party to the Agreement by its execution of the signature page hereto and shall be designated as a "Minority Stockholder" thereunder.

         2. FSC Corp. shall become a party to the Agreement by its execution of the signature page hereto and shall be designated as a "Minority Stockholder" thereunder.

         3. Each of the Individual Investors shall become parties to the Agreement by their respective execution of the signature pages hereto, and each shall be designated as a "Minority Stockholder" thereunder.

         4. SCHEDULE I to the Agreement is hereby amended to add GECC, FSC Corp., and each of the Individual Investors to such Schedule.

         5. Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms.

         6. The Stolberg Investors and the Bain Investors hereby consent to this Amendment.

         7. This Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which, taken together, shall constitute one and the same agreement.

                        [SIGNATURES ON FOLLOWING PAGES.]

         IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment as of the date first written above.

                                       ADVANCED TELECOMMUNICATIONS, INC.


                                       By:
                                          -----------------------------
                                            Clifford D. Williams,
                                            Chief Executive Officer


                                       GENERAL ELECTRIC CAPITAL CORPORATION


                                       By:
                                          -----------------------------
                                       Name:
                                       Title:


                                       FSC CORP.


                                       By:
                                          -----------------------------
                                       Name:
                                       Title:



                                       --------------------------------
                                                Gerry Boeke



                                       --------------------------------
                                                Geoffrey Boyd



                                       --------------------------------
                                                Janet Darkenwald

                                       --------------------------------
                                                Paul Hanser



                                       --------------------------------
                                                Dave Kunde



                                       --------------------------------
                                                Greg Lopata



                                       --------------------------------
                                                William Markert



                                       --------------------------------
                                                Kris Nandakumar



                                       --------------------------------
                                                Jeff Oxley



                                       --------------------------------
                                                Lynne Powers



                                       --------------------------------
                                                Mike Robinson

                                       --------------------------------
                                                Ninette Sandefeur



                                       --------------------------------
                                                Robert Thompson



                                       --------------------------------
                                                Steve Wachter



                                       --------------------------------
                                                Arthur H. Zeile

BAIN INVESTORS:                        BAIN CAPITAL FUND VI, L.P.
                                       By:  Bain Capital Partners VI, L.P.,
                                                its general partner
                                       By:  Bain Capital Investors VI, Inc.,
                                                its general partner

                                       By:
                                          -----------------------------
                                       Name:  Michael A. Krupka
                                       Title:  Managing Director


                                       BCIP ASSOCIATES II
                                       BCIP TRUST ASSOCIATES II
                                       BCIP ASSOCIATES II-B
                                       BCIP TRUST ASSOCIATES II-B
                                       BCIP ASSOCIATES II-C
                                       By: Bain Capital, Inc.,
                                                their Managing Partner

                                       PEP INVESTMENTS PTY LTD.
                                       By: Bain Capital, Inc.,
                                                its attorney-in-fact

                                       By:
                                          -----------------------------
                                       Name:  Michael A. Krupka
                                       Title:  Managing Director


                                       SANKATY HIGH YIELD ASSET PARTNERS, L.P.


                                       By:
                                          -----------------------------
                                       Name:
                                       Title:  Managing Director

                                       RGIP, LLC

                                       By:
                                          -----------------------------
                                       Name:
                                       Title:

STOLBERG INVESTORS:                    STOLBERG PARTNERS, L.P.,
                                       By:  SGMS, L.P., General Partner
                                       By:  Stolberg Meehan & Scano, Inc.
                                               General Partner

                                       By:
                                          -----------------------------
                                       Name:
                                       Title:


                                       STOLBERG MEEHAN & SCANO II, L.P.
                                       a Delaware limited partnership
                                       By:  Stolberg Meehan & Scano LLC,
                                              General Partner

                                       By:
                                          -----------------------------
                                       Name:
                                       Title:

                                   SCHEDULE I

                              INDIVIDUAL INVESTORS

 Geoffrey Boyd
 Janet Darkenwald
 Paul Hanser
 Dave Kunde
 Greg Lopata
 William Markert
 Kris Nandakumar
 Jeff Oxley
 Lynne Powers
 Mike Robinson
 Ninette Sandefeur
 Robert Thompson
 Steve Wachter
 Arthur H. Zeile